UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
Tamboran Resources Corporation (the “Company”) is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on July 28, 2025 (the “Original Filing”), as amended by its Amendment No. 1 on Form 8-K/A filed with the SEC on September 9, 2025 (“Amendment No. 1”) for the sole purpose of supplementing Item 5.02 of the Original Filing to include additional disclosure regarding the compensation of Mr. Dick Stoneburner in connection with his appointment as Interim Chief Executive Officer. No other revisions have been made to the Original Filing, and except as provided herein, this Amendment No. 2 does not amend, update, or change any other items or disclosure contained in the Original Filing or Amendment No. 1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Original Filing, the Company’s board of directors (the “Board”) appointed Mr. Stoneburner, as the Company’s Interim Chief Executive Officer, effective as of July 27, 2025 (the “Transition Date”).
In connection with Mr. Stoneburner’s appointment as Interim Chief Executive Officer, on October 15, 2025, the Company entered into a letter agreement, effective as of the Transition Date, with Mr. Stoneburner (the “Letter Agreement”). The Letter Agreement provides for a six-month term (or if earlier, the date the Company hires a replacement Chief Executive Officer). Mr. Stoneburner shall continue to serve as Chairman of the Board during the term of his service as Interim Chief Executive Officer.
Pursuant to the Letter Agreement, as sole compensation for his services as Interim Chief Executive Officer, the Company will grant Mr. Stoneburner an award of 27,251 shares of the Company’s common stock (calculated by dividing $500,000 by the 5-day volume weighted average price of the Company’s common stock for the 5-day period ending July 28, 2025), which shall all be fully vested as of the date of grant. This award will be subject to approval by our shareholders.
The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement dated October 15, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: October 17, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer